                                    PIONEER
                             The one to remember(TM).






                                    PIONEER
                                      FUND



                                     ANNUAL
                                     REPORT
                                    12/31/01

                                                                     -----------
                                                                     STANDARD
                                                                     & POORS
                                                                     -----------

                                                                     SELECT FUND

                                 [LOGO]PIONEER
                                       INVESTMENTS(R)
                                  -------------------
                                  One goal. Yours(SM)

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the President                                 1
      Portfolio Summary                                         2
      Performance Update                                        3
      Portfolio Management Discussion                           7
      Schedule of Investments                                   9
      Financial Statements                                     18
      Notes to Financial Statements                            26
      Report of Independent Public Accountants                 32
      Trustees, Officers and Service Providers                 33

  PIONEER'S NEW
  PRESIDENT
  Daniel T. Geraci recently joined Pioneer as President of Pioneer Investment Management, Inc., the arm of Pioneer responsible for managing our mutual fund portfolios and U.S. business interests.
  Earlier, Mr. Geraci served as a senior executive at Fidelity Investments and at Midland Walwyn Capital of Toronto (now Merrill Lynch Canada). He began his career with E.F. Hutton and Company.
  "Serving shareowners' interests has always been Pioneer's core value," Mr. Geraci said. "Today, we are redoubling our efforts to earn our customers' continued confidence as we pass through these challenging times."

     PIONEER FUND
--------------------------------------------------------------------------------
     LETTER FROM THE PRESIDENT 12/31/01
     DEAR SHAREOWNERS,
   -----------------------------------------------------------------------------
     I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. I welcome this opportunity to offer a few thoughts as we move into what we all hope will be a more upbeat year for our nation.

     Americans have always been a resilient
     people, as evidenced by the tremendous
     surge of national unity that followed the terrorist attacks. That same resilient spirit can be seen in the historic capacity of our securities markets to regain their footing after disruptive events, a pattern that was repeated over the last months of 2001. At year-end, the markets seemed to be forecasting an end to the current recession, based on the belief that the combination of low interest rates and last year's tax relief measures can have a sizeable, positive impact on the economy.

     As part of the tax relief package,
     expanded contribution limits are now in
     effect for most retirement savings
     programs. For example, starting with the 2002 tax year, you can contribute up to $3,000 to an IRA, a big boost over the longstanding $2,000 limit. There are also broader contribution opportunities for participants in other retirement plans, including 401(k)s and 403(b)s. In addition, those age 50 and older may be able to make additional, "catch-up" contributions. With April 15 approaching, the time is ripe to fund last year's IRA, if you haven't yet done so. Your financial professional can help you decide which type of IRA - Roth or traditional - and which Pioneer funds might best suit your retirement needs.

     Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our shareowners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history - state-of-the-art tools that we use daily to manage our funds with your goals in mind.

     For the latest information about Pioneer funds, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

     Thank you for your continued business. Everyone here at Pioneer truly appreciates it.

     Respectfully,

     /s/Daniel T. Geraci
     Daniel T. Geraci
     Pioneer Investment Management, Inc.

     PIONEER FUND
     PORTFOLIO SUMMARY 12/31/01

     PORTFOLIO DIVERSIFICATION
     ---------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

     [PIE CHART] numbers shown are percentages

U.S. Common Stocks                                                                94
Depositary Receipts for International Stocks                                       5
International Common Stocks                                                        1

     SECTOR DISTRIBUTION
     ---------------------------------------------------------------------------
     (As a percentage of equity holdings)

     [PIE CHART] numbers shown are in percentages

Technology                                                                        19
Financials                                                                        14
Consumer Cyclicals                                                                13
Health Care                                                                       11
Consumer Staples                                                                  10
Energy                                                                             8
Communication Services                                                             8
Capital Goods                                                                      7
Basic Materials                                                                    5
Transportation                                                                     3
Utilities                                                                          2

     10 LARGEST HOLDINGS
     ---------------------------------------------------------------------------
     (As a percentage of equity holdings)

       1.  ChevronTexaco Corp.             2.84%   6.  Exxon Mobil Corp.              1.65%
       2.  IBM Corp.                       2.83    7.  Target Corp.                   1.58
       3.  Schering-Plough Corp.           2.54    8.  Johnson & Johnson              1.57
       4.  SBC Communications, Inc.        2.46    9.  BellSouth Corp.                1.52
       5.  Verizon Communications, Inc.    2.20   10.  Microsoft Corp.                1.42

     Fund holdings will vary for other periods.

     PIONEER FUND
     PERFORMANCE UPDATE 12/31/01                              CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           12/31/01    12/31/00
                            $38.87    $44.26
 DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
  (12/31/00 - 12/31/01)     DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                            $0.161     -              $0.297

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lipper Growth &
    Income Fund Index.

                                                                              STANDARD & POOR'S 500     LIPPER GROWTH AND INCOME
                                                      PIONEER FUND*                   INDEX                    FUND INDEX
                                                      -------------           ---------------------     ------------------------
12/31/91                                                   9425                       10000                       10000
12/31/92                                                  10709                       10761                       10963
                                                          12232                       11840                       12566
                                                          12162                       12003                       12514
12/31/95                                                  15402                       16497                       16411
                                                          18437                       20274                       19803
                                                          25529                       27031                       25126
12/31/98                                                  32932                       34740                       28538
                                                          38077                       42034                       31923
                                                          38122                       38207                       32049
12/31/01                                                  33914                       33684                       29670

           NET ASSET    PUBLIC OFFERING
 PERIOD      VALUE          PRICE*
10 Years     13.65%          12.98%
5 Years      12.94           11.61
1 Year      -11.13          -16.24

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Fund Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER FUND
     PERFORMANCE UPDATE 12/31/01                              CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           12/31/01      12/31/00
                            $38.13      $43.61

 DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM        LONG-TERM
  (12/31/00 - 12/31/01)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                            -            -                $0.297

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index and the Lipper Growth & Income Fund Index.

                                                                              STANDARD & POOR'S 500     LIPPER GROWTH AND INCOME
                                                      PIONEER FUND*                   INDEX                    FUND INDEX
                                                      -------------           ---------------------     ------------------------
7/1/96                                                    10000                       10000                       10000
                                                          10991                       11100                       11126
                                                          13253                       13385                       12900
12/31/97                                                  15079                       14799                       14116
                                                          17319                       17415                       15756
                                                          19275                       19020                       16033
                                                          21194                       21367                       17891
12/31/99                                                  22094                       23013                       17934
                                                          22843                       22910                       17779
                                                          21927                       20918                       18005
                                                          20625                       19522                       17490
12/31/01                                                  19243                       18441                       16669

                 IF        IF
   PERIOD       HELD    REDEEMED
Life-of-Class   12.72%    12.42%
  (7/1/96)
5 Years         11.95     11.82
1 Year         -11.87    -15.37

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC)( at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Fund Index comparison begins on 6/30/96 and reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER FUND
     PERFORMANCE UPDATE 12/31/01                              CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           12/31/01      12/31/00
                            $37.74      $43.15

 DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM        LONG-TERM
  (12/31/00 - 12/31/01)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                            -            -                $0.297

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lipper Growth &
    Income Fund Index.

                                                                              STANDARD & POOR'S 500     LIPPER GROWTH AND INCOME
                                                      PIONEER FUND*                   INDEX                    FUND INDEX
                                                      -------------           ---------------------     ------------------------
7/1/96                                                     9900                       10000                       10000
                                                          10764                       11100                       11126
                                                          12982                       13385                       12900
12/31/97                                                  14774                       14799                       14116
                                                          16965                       17415                       15756
                                                          18888                       19020                       16033
                                                          20774                       21367                       17891
12/31/99                                                  21661                       23013                       17934
                                                          22393                       22910                       17779
                                                          21505                       20918                       18005
                                                          20235                       19522                       17490
12/31/01                                                  18979                       18441                       16669

AVERAGE ANNUAL TOTAL
RETURNS
(AS OF DECEMBER 31, 2001)
PERIOD    NET ASSET     PUBLIC OFFERING
             VALUE      PRICE/CDSC*
Life-of-     12.54%          12.33%
  Class
(5/6/99)
5 Year       11.99           11.76
1 Year      -11.84          -12.73

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Fund Index comparison begins on 6/30/96 and reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER FUND
     PERFORMANCE UPDATE 12/31/01                              CLASS Y SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           12/31/01      12/31/00
                            $38.93      $44.34

 DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM        LONG-TERM
  (12/31/00 - 12/31/01)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                            $0.333       -                $0.297

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index and the Lipper Growth & Income Fund Index.

                                                                              STANDARD & POOR'S 500     LIPPER GROWTH AND INCOME
                                                      PIONEER FUND*                   INDEX                    FUND INDEX
                                                      -------------           ---------------------     ------------------------
5/6/99                                                    10000                       10000                       10000
                                                          10293                       10337                       10414
                                                           9692                        9692                        9580
12/31/99                                                  10800                       11133                       10439
                                                          11079                       11386                       10614
                                                          11234                       11083                       10348
                                                          11129                       10976                       10653
12/31/00                                                  10854                       10119                       10480
                                                           9885                        8922                        9656
                                                          10272                        9444                       10180
                                                           8851                        8061                        8851
12/31/01                                                   9697                        9821                        9702

AVERAGE ANNUAL TOTAL RETURNS
(AS OF DECEMBER 31, 2001)

PERIOD              IF HELD      IF REDEEMED*
Life-of- Class     -1.19%          -1.19%
(5/6/99)
      1 Year       -10.75          -10.75

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Fund Index comparison begins on 5/31/99 and reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER FUND
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/01
--------------------------------------------------------------------------------

In the following, John Carey discusses the factors that affected the Fund's performance over the year ended December 31, 2001.

Q:  HOW DID THE FUND PERFORM DURING THE RATHER TUMULTUOUS YEAR?

A: The United States stock market continued to experience difficulty during the year 2001. The bear market that began in 2000 broadened and deepened in 2001, until, by September, it had encompassed stocks in most major industries and economic sectors. The terrible events of September 11 drove stock prices to new lows. Then, as they say, an interesting thing happened: prices quickly recovered from those low levels and by year end were exploring yet higher levels. We are hopeful that the market established a base in late 2001, but only time will tell. In the meantime, Pioneer Fund results in 2001 reflected the general weakness of share prices throughout most of the year.

    For the twelve months ended December 31, 2001, Class A shares of Pioneer Fund fell, at net asset value, by 11.13%. By comparison, the Standard and Poor's 500 fell 11.84% over the same time period. We would attribute our somewhat better performance relative to the market to our stock selection and the lack of exposure to some of the market's bigger losers. The Fund did not, for instance, own any shares of Enron and had only a very modest exposure to the travel and leisure industries that were so severely affected by the September attacks on our country.

Q:  WHERE ARE YOU FINDING OPPORTUNITIES IN TODAY'S MARKET?

A: Going into the second half of 2001, we believed that we already owned most of the attractive opportunities in our universe of large-cap, blue-chip U.S. stocks. We had been quite active in the latter part of 2000 and the early part of 2001, particularly with respect to investing in opportunities we began to see in the technology sector. In the final two quarters of 2001 we added to the basic materials sector, initiating positions in three well-established chemical companies, Dow Chemical, Air Products & Chemicals and PPG. The chemical industry tends to benefit from lower energy prices; chemical making is generally quite an energy-intensive process. A stronger economy should also contribute to higher demand for chemical products.

    Another new name in the portfolio is ChevronTexaco. The new company combines two of our large, previous holdings and creates a major, worldwide oil-and-gas company that stands to be a strong competitor to the other leading companies in the energy industry.

    During the second half of the year we sold companies we thought had slipped into a weaker competitive or financial position during the economic downturn in order to strengthen the investment characteristics of the portfolio. We sold

     PIONEER FUND
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/01  (CONTINUED)

    ten positions outright; two additional holdings, Harcourt General and Ralston Purina, were purchased in cash acquisitions by other companies; and we liquidated a small position in Zimmer Holdings we had received as a spin-off from another portfolio company.

    Economic downturns inevitably take their toll. The current downturn has been particularly grueling for companies in industries touched by the excesses of the last cycle. That cycle saw what almost everyone now recognizes as over-spending on telecommunications and some other high-technology gear. The "bubble" for internet stocks was accompanied by imprudent investment by the internet companies themselves on capacity for business that never materialized. But there were excesses elsewhere as well. Retailing and even our own financial-services industry expanded beyond levels that would be supported by a much lower level of demand during a recession, the process of capacity rationalization began, across a range of industries. The important point is that this is an entirely normal process in our economy, characterized as it is by business cycles. It is surely a very painful process for the affected companies and their employees. However, it is an important process because it reminds deployers of capital to deploy their capital in productive ways and re-focuses the economic resources of our country on the truly promising opportunities.

    During a period of capacity rationalization such as the one in which we now are, it is especially important for us, as investors in stocks, to be as sure as we can be of the financial strength and industry position of the companies in our portfolio. Thus, we have had to make some hard decisions about stocks in the Fund. We think the key to success over the next few years, during the period of expected economic improvement, will be a concentration on companies that have strengthened their competitive position during this testing period. Whether it be Wal-Mart Stores in retailing, Walgreen in drugstores, Exxon Mobil in energy, or BellSouth in telecommunications, we think it will be the industry leader that does well in the next cycle. We are structuring the portfolio accordingly.

Q:  DO YOU HAVE ANY OTHER THOUGHTS ON THE OUTLOOK FOR 2002?

A: Our country endured some awful trauma in September 2001. In any forecast, it is important both to acknowledge that and to admit that we do not know the full ramifications. With that important caveat, we like what we see as we survey the business landscape in the United States today. We do think the stage is set for recovery. Next year at this time we hope to have better news. In the meantime, we intend to keep working hard to help you, our shareowners, meet your long-term financial goals. Thank you for your support.

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 12/31/01

  SHARES                                                                       VALUE
               COMMON STOCKS - 100.0%
               BASIC MATERIALS - 4.8%
               ALUMINUM - 0.9%
  1,826,000    Alcoa, Inc.                                                 $   64,914,300
                                                                           --------------
               CHEMICALS - 1.0%
    400,000    Air Products & Chemicals, Inc.                              $   18,764,000
    916,896    E.I. du Pont de Nemours & Co.                                   38,977,249
    500,000    Dow Chemical Co.                                                16,890,000
                                                                           --------------
                                                                           $   74,631,249
                                                                           --------------
               CHEMICALS (DIVERSIFIED) - 0.3%
    400,000    PPG Industries, Inc.                                        $   20,688,000
                                                                           --------------
               CONTAINERS & PACKAGING (PAPER) - 0.4%
    896,600    Greif Brothers Corp. (Non-voting)                           $   29,542,970
                                                                           --------------
               GOLD & PRECIOUS METALS MINING - 0.3%
  1,113,500    Newmont Mining Corp.                                        $   21,278,985
                                                                           --------------
               METALS MINING - 1.4%
    797,900    Phelps Dodge Corp.                                          $   25,851,960
  4,000,000    Rio Tinto Plc                                                   77,048,866
                                                                           --------------
                                                                           $  102,900,826
                                                                           --------------
               PAPER & FOREST PRODUCTS - 0.5%
  1,080,000    Mead Corp.                                                  $   33,361,200
                                                                           --------------
               TOTAL BASIC MATERIALS                                       $  347,317,530
                                                                           --------------
               CAPITAL GOODS - 6.9%
               AEROSPACE/DEFENSE - 1.2%
    600,000    Boeing Co.                                                  $   23,268,000
    812,300    General Dynamics Corp.                                          64,691,572
                                                                           --------------
                                                                           $   87,959,572
                                                                           --------------
               ELECTRICAL EQUIPMENT - 0.5%
    445,800    Emerson Electric Co.                                        $   25,455,180
    240,800    General Electric Co.                                             9,651,264
                                                                           --------------
                                                                           $   35,106,444
                                                                           --------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 12/31/01                             (CONTINUED)

  SHARES                                                                       VALUE
               MACHINERY (DIVERSIFIED) - 1.8%
    900,000    Caterpillar, Inc.                                           $   47,025,000
  1,200,000    Deere & Co.                                                     52,392,000
    704,450    Ingersoll-Rand Co.                                              29,453,055
                                                                           --------------
                                                                           $  128,870,055
                                                                           --------------
               MANUFACTURING (DIVERSIFIED) - 2.0%
    480,800    Illinois Tool Works, Inc.                                   $   32,559,776
    563,300    Johnson Controls, Inc.                                          45,486,475
    100,000    Minnesota Mining and Manufacturing Co.                          11,821,000
    750,000    United Technologies Corp.                                       48,472,500
                                                                           --------------
                                                                           $  138,339,751
                                                                           --------------
               MANUFACTURING (SPECIALIZED) - 0.3%
    541,100    Diebold, Inc.                                               $   21,882,084
                                                                           --------------
               OFFICE EQUIPMENT & SUPPLIES - 0.6%
  1,243,900    Canon, Inc. (A.D.R.)                                        $   43,611,134
                                                                           --------------
               TRUCKS & PARTS - 0.5%
    550,000    Paccar, Inc.                                                $   36,091,000
                                                                           --------------
               TOTAL CAPITAL GOODS                                         $  491,860,040
                                                                           --------------
               COMMUNICATION SERVICES - 7.7%
               TELECOMMUNICATIONS (LONG DISTANCE) - 0.6%
  2,068,000    Sprint Corp.                                                $   41,525,440
                                                                           --------------
               TELEPHONE - 7.1%
    505,448    Alltel Corp.                                                $   31,201,305
  2,859,600    BellSouth Corp.                                                109,093,740
  2,568,420    Qwest Communications International Inc.*                        36,291,775
  4,495,637    SBC Communications, Inc.                                       176,094,101
  3,327,006    Verizon Communications, Inc.                                   157,899,705
                                                                           --------------
                                                                           $  510,580,626
                                                                           --------------
               TOTAL COMMUNICATION SERVICES                                $  552,106,066
                                                                           --------------
               CONSUMER CYCLICALS - 12.9%
               AUTOMOBILES - 1.5%
  3,957,168    Ford Motor Corp.                                            $   62,206,681
  1,000,000    General Motors Corp.                                            48,600,000
                                                                           --------------
                                                                           $  110,806,681
                                                                           --------------
               HOUSEHOLD FURNISHINGS & APPLIANCES - 0.5%
    729,600    Sony Corp. (A.D.R.)                                         $   32,904,960
                                                                           --------------

  10
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  SHARES                                                                       VALUE
               PUBLISHING - 2.5%
  3,494,400    John Wiley & Sons, Inc.+                                    $   80,476,032
  1,606,000    McGraw-Hill Co., Inc.                                           97,933,880
                                                                           --------------
                                                                           $  178,409,912
                                                                           --------------
               PUBLISHING (NEWSPAPERS) - 1.3%
    443,000    Dow Jones & Co., Inc.                                       $   24,245,390
  1,000,000    Gannett Co., Inc.                                               67,230,000
                                                                           --------------
                                                                           $   91,475,390
                                                                           --------------
               RETAIL (BUILDING SUPPLIES) - 0.7%
  1,000,000    Lowe's Companies, Inc.                                      $   46,410,000
                                                                           --------------
               RETAIL (COMPUTERS & ELECTRONICS) - 0.3%
    250,000    Best Buy Co., Inc.*                                         $   18,620,000
                                                                           --------------
               RETAIL (DEPARTMENT STORES) - 1.6%
  1,192,800    Kohl's Corp.*                                               $   84,020,832
    884,800    May Department Stores Co.                                       32,719,904
                                                                           --------------
                                                                           $  116,740,736
                                                                           --------------
               RETAIL (DISCOUNTERS) - 0.3%
  1,638,343    Dollar General Corp.                                        $   24,411,311
                                                                           --------------
               RETAIL (GENERAL MERCHANDISE) - 2.4%
  2,760,000    Target Corp.                                                $  113,298,000
  1,052,000    Wal-Mart Stores, Inc.                                           60,542,600
                                                                           --------------
                                                                           $  173,840,600
                                                                           --------------
               RETAIL (SPECIALTY) - 0.1%
    305,700    Barnes & Noble, Inc.*                                       $    9,048,720
                                                                           --------------
               RETAIL (SPECIALTY-APPAREL) - 0.2%
    972,900    Gap Inc.                                                    $   13,562,226
                                                                           --------------
               SERVICES (ADVERTISING/MARKETING) - 1.5%
  1,000,000    The Interpublic Group of Companies, Inc.                    $   29,540,000
    890,200    Omnicom Group                                                   79,539,370
                                                                           --------------
                                                                           $  109,079,370
                                                                           --------------
               TOTAL CONSUMER CYCLICALS                                    $  925,309,906
                                                                           --------------
               CONSUMER STAPLES - 10.4%
               BEVERAGES (NON-ALCOHOLIC) - 0.9%
  1,357,900    PepsiCo, Inc.                                               $   66,116,151
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 12/31/01                             (CONTINUED)

  SHARES                                                                       VALUE
               DISTRIBUTORS (FOOD & HEALTH) - 0.6%
  1,732,400    Sysco Corp.                                                 $   45,423,528
                                                                           --------------
               ENTERTAINMENT - 0.8%
    355,000    AOL Time-Warner, Inc.*                                      $   11,395,500
  1,009,211    Viacom, Inc. (Class B Non-voting)*                              44,556,666
                                                                           --------------
                                                                           $   55,952,166
                                                                           --------------
               FOODS - 3.3%
  1,366,000    Campbell Soup Co.                                           $   40,802,420
    960,600    General Mills, Inc.                                             49,960,806
  1,296,150    H.J. Heinz Co., Inc.                                            53,297,688
    550,000    Hershey Foods Corp.                                             37,235,000
  2,358,900    Sara Lee Corp.                                                  52,438,347
                                                                           --------------
                                                                           $  233,734,261
                                                                           --------------
               HOUSEHOLD PRODUCTS (NON-DURABLES) - 2.1%
  1,358,600    Colgate-Palmolive Co.                                       $   78,459,150
    900,000    Procter & Gamble Co.                                            71,217,000
                                                                           --------------
                                                                           $  149,676,150
                                                                           --------------
               RETAIL (DRUG STORES) - 1.6%
    559,800    CVS Corp.                                                   $   16,570,080
  2,851,200    Walgreen Co.                                                    95,971,392
                                                                           --------------
                                                                           $  112,541,472
                                                                           --------------
               RETAIL STORES (FOOD CHAINS) - 0.3%
    600,000    Safeway, Inc.*                                              $   25,050,000
                                                                           --------------
               SERVICES (EMPLOYMENT) - 0.8%
  2,133,800    Robert Half International Inc.*                             $   56,972,460
                                                                           --------------
               TOTAL CONSUMER STAPLES                                      $  745,466,188
                                                                           --------------
               ENERGY - 8.2%
               OIL & GAS (DRILLING & EQUIPMENT) - 1.1%
    601,252    Transocean Sedco Forex, Inc.                                $   20,334,343
    570,100    Smith International, Inc.*                                      30,568,762
    523,000    Schlumberger Ltd.                                               28,738,850
                                                                           --------------
                                                                           $   79,641,955
                                                                           --------------

  12
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  SHARES                                                                       VALUE
               OIL (DOMESTIC INTEGRATED) - 1.0%
  1,411,256    Conoco, Inc.                                                $   39,938,545
    700,000    Shell Transport & Trading Co. (A.D.R.)                          29,015,000
                                                                           --------------
                                                                           $   68,953,545
                                                                           --------------
               OIL (INTERNATIONAL INTEGRATED) - 6.1%
  1,884,852    BP Amoco Plc (A.D.R.)                                       $   87,664,467
  2,270,500    ChevronTexaco Corp.                                            203,459,505
  3,006,986    Exxon Mobil Corp.                                              118,174,550
    600,000    Royal Dutch Petroleum Co.                                       29,412,000
                                                                           --------------
                                                                           $  438,710,522
                                                                           --------------
               TOTAL ENERGY                                                $  587,306,022
                                                                           --------------
               FINANCIALS - 13.8%
               BANKS (MAJOR REGIONAL) - 5.2%
  2,446,800    The Bank of New York Co., Inc.                              $   99,829,440
    811,910    Huntington Bancshares, Inc.                                     13,956,733
  1,886,600    Mellon Bank Corp.                                               70,973,892
  2,864,648    National City Corp.                                             83,762,308
  1,613,600    State Street Corp.                                              84,310,600
    500,000    Wells Fargo Co.                                                 21,725,000
                                                                           --------------
                                                                           $  374,557,973
                                                                           --------------
               BANKS (REGIONAL) - 0.7%
    755,700    First Tennessee National Corp.                              $   27,401,682
    439,200    Zions Bancorporation                                            23,093,136
                                                                           --------------
                                                                           $   50,494,818
                                                                           --------------
               FINANCIAL (DIVERSIFIED) - 1.2%
    900,000    Citigroup, Inc.                                             $   45,432,000
    693,500    Morgan Stanley, Dean Witter & Co.                               38,794,390
                                                                           --------------
                                                                           $   84,226,390
                                                                           --------------
               INSURANCE (MULTI-LINE) - 0.9%
    862,218    American International Group, Inc.                          $   68,460,109
                                                                           --------------
               INSURANCE (PROPERTY-CASUALTY) - 1.8%
  1,174,200    Chubb Corp.                                                 $   81,019,800
    760,400    Safeco Corp.                                                    23,686,460
    647,600    St. Paul Companies, Inc.                                        28,474,972
                                                                           --------------
                                                                           $  133,181,232
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 12/31/01                             (CONTINUED)

  SHARES                                                                       VALUE
               INSURANCE BROKERS - 1.1%
    729,000    Marsh & McLennan Co., Inc.                                  $   78,331,050
                                                                           --------------
               INVESTMENT BANK/BROKERAGE - 0.9%
  1,242,000    Merrill Lynch & Co., Inc.                                   $   64,733,040
                                                                           --------------
               INVESTMENT MANAGEMENT - 1.5%
  1,015,500    Federated Investors Inc.                                    $   32,374,140
  2,100,000    T. Rowe Price Associates, Inc.                                  72,933,000
                                                                           --------------
                                                                           $  105,307,140
                                                                           --------------
               SAVINGS & LOAN COMPANIES - 0.5%
  1,040,760    Washington Mutual, Inc.                                     $   34,032,852
                                                                           --------------
               TOTAL FINANCIALS                                            $  993,324,604
                                                                           --------------
               HEALTH CARE - 11.4%
               HEALTH CARE (DIVERSIFIED) - 3.7%
  1,233,300    Abbott Laboratories                                         $   68,756,475
  1,728,000    Bristol-Myers Squibb Co.                                        88,128,000
  1,900,000    Johnson & Johnson                                              112,290,000
                                                                           --------------
                                                                           $  269,174,475
                                                                           --------------
               HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 7.0%
    749,000    Eli Lilly & Co.                                             $   58,826,460
  1,414,534    GlaxoSmithKline Plc                                             70,472,084
  1,400,600    Merck & Co., Inc.                                               82,355,280
    500,000    Novartis AG (A.D.R.)                                            18,250,000
  1,500,000    Pfizer, Inc.                                                    59,775,000
    389,800    Roche Holdings AG                                               27,829,437
  5,092,800    Schering-Plough Corp.                                          182,373,168
                                                                           --------------
                                                                           $  499,881,429
                                                                           --------------
               HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.7%
  1,532,800    Becton, Dickinson & Co.                                     $   50,812,320
                                                                           --------------
               TOTAL HEALTH CARE                                           $  819,868,224
                                                                           --------------
               TECHNOLOGY - 19.1%
               COMMUNICATIONS EQUIPMENT - 1.9%
  2,750,000    Corning, Inc.*                                              $   24,530,000
  4,482,061    Motorola, Inc.                                                  67,320,556
  1,300,000    Nokia Corp. (A.D.R.)                                            31,889,000
  2,693,200    Telefonaktiebolaget LM Ericsson (A.D.R.)                        14,058,504
                                                                           --------------
                                                                           $  137,798,060
                                                                           --------------

  14
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  SHARES                                                                       VALUE
               COMPUTER (HARDWARE) - 4.8%
  3,590,000    Compaq Computer Corp.                                       $   35,038,400
    825,000    Dell Computer Corp.*                                            22,423,500
  2,980,000    Hewlett-Packard Co.                                             61,209,200
  1,674,000    IBM Corp.                                                      202,487,040
  1,800,000    Sun Microsystems, Inc.*                                         22,212,000
                                                                           --------------
                                                                           $  343,370,140
                                                                           --------------
               COMPUTERS (SOFTWARE & SERVICES) - 3.3%
    916,000    Adobe Systems, Inc.                                         $   28,441,800
  1,180,000    BMC Software, Inc.*                                             19,316,600
  1,540,000    Microsoft Corp.*                                               102,055,800
    500,000    Oracle Corp.*                                                    6,905,000
    498,500    Peoplesoft Inc*                                                 20,039,700
  1,000,000    Synopsys, Inc.*                                                 59,070,000
                                                                           --------------
                                                                           $  235,828,900
                                                                           --------------
               ELECTRONICS (INSTRUMENTATION) - 0.6%
    434,796    Agilent Technologies Inc.*                                  $   12,396,034
    800,000    Veeco Instruments, Inc.*                                        28,840,000
                                                                           --------------
                                                                           $   41,236,034
                                                                           --------------
               ELECTRONICS (SEMICONDUCTORS) - 3.3%
  1,600,000    Altera Corp.*                                               $   33,952,000
  3,240,000    Intel Corp.                                                    101,898,000
    900,000    Micrel, Inc.*                                                   23,607,000
  2,868,000    Texas Instruments, Inc.                                         80,304,000
                                                                           --------------
                                                                           $  239,761,000
                                                                           --------------
               EQUIPMENT (SEMICONDUCTOR) - 1.5%
  1,387,000    Applied Materials, Inc.*                                    $   55,618,700
  1,027,000    Novellus Systems, Inc.*                                         40,515,150
    700,000    Taiwan Semiconductor Manufacturing Co. (A.D.R.)*                12,019,000
                                                                           --------------
                                                                           $  108,152,850
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 12/31/01                             (CONTINUED)

  SHARES                                                                       VALUE
               PHOTOGRAPHY/IMAGING - 0.7%
  1,637,400    Eastman Kodak Co.                                           $   48,188,682
                                                                           --------------
               SERVICES (COMPUTER SYSTEMS) - 0.7%
  1,023,100    Computer Sciences Corp.*                                    $   50,111,438
                                                                           --------------
               SERVICES (DATA PROCESSING) - 2.3%
  1,014,200    Automatic Data Processing, Inc.                             $   59,736,380
    552,800    DST Systems, Inc.*                                              27,557,080
    654,000    Electronic Data Systems Corp.                                   44,831,700
    551,250    Fiserv, Inc.*                                                   23,328,900
                                                                           --------------
                                                                           $  155,454,060
                                                                           --------------
               TOTAL TECHNOLOGY                                            $1,359,901,164
                                                                           --------------
               TRANSPORTATION - 2.5%
               AIRLINES - 0.9%
  3,338,600    Southwest Airlines Co.                                      $   61,697,328
                                                                           --------------
               RAILROADS - 1.6%
  1,054,200    Burlington Northern, Inc.                                   $   30,076,326
  3,730,100    Norfolk Southern Corp.                                          68,372,733
    320,800    Union Pacific Corp.                                             18,285,600
                                                                           --------------
                                                                           $  116,734,659
                                                                           --------------
               TOTAL TRANSPORTATION                                        $  178,431,987
                                                                           --------------
               UTILITIES - 2.3%
               ELECTRIC COMPANIES - 1.5%
    710,000    American Electric Power Co., Inc.*                          $   30,906,300
  1,325,100    Allegheny Energy, Inc.                                          47,995,122
  1,068,900    DPL, Inc.                                                       25,739,112
                                                                           --------------
                                                                           $  104,640,534
                                                                           --------------
               NATURAL GAS - 0.5%
    558,600    KeySpan Energy Corp.                                        $   19,355,490
    767,533    Vectren Corp.                                                   18,405,441
                                                                           --------------
                                                                           $   37,760,931
                                                                           --------------

  16
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  SHARES                                                                       VALUE
               WATER UTILITIES - 0.3%
    552,600    American Water Works Co., Inc.                              $   23,071,047
                                                                           --------------
               TOTAL UTILITIES                                             $  165,472,512
                                                                           --------------
               TOTAL COMMON STOCKS
               (Cost $5,000,076,348)                                       $7,166,364,243
                                                                           --------------
               TOTAL INVESTMENT IN SECURITIES
               (Cost $5,000,076,348)(a)(b)(c)                              $7,166,364,243
                                                                           ==============

    * Non-income producing security

    + Investment held by the fund representing 5% or more of the outstanding voting stock of such company

    (a) At December 31, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $5,003,650,192 was as follows:

          Aggregate gross unrealized gain for all
          investments in which there is an excess of value
          over tax cost                                       $2,644,189,377
          Aggregate gross unrealized loss for all
          investments in which there is an excess of tax
          cost over value                                       (481,475,326)
                                                              --------------
          Net unrealized gain                                 $2,162,714,051
                                                              ==============

    (b) At December 31, 2001, the Fund had a net capital loss carryforward of $97,992,548, which will expire in 2009 if not utilized.

    (c) The Fund elected to defer approximately $9,152,416 of capital losses recognized between November 1, 2001 and December 31, 2001 to its fiscal year ending December 31, 2002.

    Purchases and sales of securities (excluding temporary cash investments) for the year ended 12/31/2001 aggregated $1,063,286,419 and $431,041,920, respectively.

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 12/31/01

  ASSETS:
     Investment in securities, at value (cost $5,000,076,348)  $7,166,364,243
     Cash                                                          61,796,414
     Receivables -
        Fund shares sold                                           12,551,053
        Dividends, interest and foreign taxes withheld              6,374,896
     Other                                                             34,513
                                                               --------------
           Total assets                                        $7,247,121,119
                                                               --------------
  LIABILITIES:
     Payables -
        Investment securities purchased                        $   28,322,872
        Fund shares repurchased                                     5,479,911
     Due to affiliates                                              6,935,125
     Accrued expenses                                                 823,863
                                                               --------------
           Total liabilities                                   $   41,561,771
                                                               --------------
  NET ASSETS:
     Paid-in capital                                           $5,149,723,760
     Accumulated undistributed net investment income                  268,103
     Accumulated net realized loss on investments                (110,718,808)
     Net unrealized gain on investments                         2,166,287,895
     Net unrealized loss on assets and liabilities
       denominated in foreign currencies                               (1,602)
                                                               --------------
           Total net assets                                    $7,205,559,348
                                                               ==============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $6,140,519,905/157,992,981 shares)      $        38.87
                                                               ==============
     Class B (based on $680,820,051/17,856,950 shares)         $        38.13
                                                               ==============
     Class C (based on $282,616,189/7,488,164 shares)          $        37.74
                                                               ==============
     Class Y (based on $101,603,203/2,610,038 shares)          $        38.93
                                                               ==============
  MAXIMUM OFFERING PRICE:
     Class A                                                   $        41.24
                                                               ==============
     Class C                                                   $        38.12
                                                               ==============

  18
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND
     STATEMENT OF OPERATIONS

     FOR THE YEAR ENDED 12/31/01

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld
      of $1,081,167)                            $ 111,594,006
    Interest                                        4,644,446
                                                -------------
          Total investment income                                $ 116,238,452
                                                                 -------------
 EXPENSES:
    Management fees
       Basic fee                                $  44,278,243
       Performance adjustment                       4,752,269
    Transfer agent fees
       Class A                                     13,339,806
       Class B                                      1,966,135
       Class C                                        641,039
       Class Y                                         15,875
    Distribution fees
       Class A                                     14,399,489
       Class B                                      6,890,859
       Class C                                      2,634,555
    Administrative fees                             1,115,106
    Custodian fees                                    305,828
    Registration fees                                 595,840
    Professional fees                                 183,005
    Printing                                          511,447
    Fees and expenses of nonaffiliated
      trustees                                        172,487
    Miscellaneous                                      86,683
                                                -------------
          Total expenses                                         $  91,888,666
          Less fees paid indirectly                                   (945,219)
                                                                 -------------
          Net expenses                                           $  90,943,447
                                                                 -------------
             Net investment income                               $  25,295,005
                                                                 -------------
 REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS:
    Net realized loss from:
       Investments                              $(107,144,964)
       Other assets and liabilities
         denominated in foreign currencies             (7,048)   $(107,152,012)
                                                -------------    -------------
    Change in net unrealized gain (loss) from:
       Investments                              $(825,036,073)
       Other assets and liabilities
         denominated in foreign currencies               (991)   $(825,037,064)
                                                -------------    -------------
             Net loss on investments and
               foreign currency transactions                     $(932,189,076)
                                                                 -------------
             Net decrease in net assets
               resulting from operations                         $(906,894,071)
                                                                 -------------

   The accompanying notes are an integral part of these financial statements. 19

     PIONEER FUND
     STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED 12/31/01 AND 12/31/00

                                                                YEAR ENDED        YEAR ENDED
                       FROM OPERATIONS:                          12/31/01          12/31/00
 Net investment income                                        $    25,295,005   $    17,903,350
 Net realized gain (loss) on investments                         (107,152,012)      570,454,946
 Change in net unrealized gain (loss) on investments             (825,037,064)     (593,772,780)
                                                              ---------------   ---------------
       Net decrease in net assets resulting from operations   $  (906,894,071)  $    (5,414,484)
                                                              ---------------   ---------------
 DISTRIBUTIONS TO SHAREOWNERS FROM:
 Net investment income
       Class A ($0.16 and $0.12 per share, respectively)      $   (25,193,071)  $   (16,763,145)
       Class Y ($0.33 and $0.25 per share, respectively)             (869,420)          (53,336)
 Net realized gain:
       Class A ($0.30 and $3.24 per share, respectively)          (46,740,671)     (454,290,634)
       Class B ($0.30 and $3.24 per share, respectively)           (5,203,438)      (47,501,308)
       Class C ($0.30 and $3.24 per share, respectively)           (2,175,911)      (15,964,446)
       Class Y ($0.30 and $3.24 per share, respectively)             (764,213)         (802,766)
                                                              ---------------   ---------------
             Total distributions to shareowners               $   (80,946,724)  $  (535,375,635)
                                                              ---------------   ---------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                             $ 1,647,043,556   $ 1,600,712,584
 Reinvestment of distributions                                     68,492,291       471,554,759
 Cost of shares repurchased                                    (1,126,787,238)   (1,327,187,774)
                                                              ---------------   ---------------
       Net increase in net assets resulting from fund share
        transactions                                          $   588,748,609   $   745,079,569
                                                              ---------------   ---------------
       Net increase (decrease) in net assets                  $  (399,092,186)  $   204,289,450
 NET ASSETS:
 Beginning of year                                              7,604,651,534     7,400,362,084
                                                              ---------------   ---------------
 End of year (including accumulated undistributed net
  investment income of $268,103 and $1,050,838, respectively) $ 7,205,559,348   $ 7,604,651,534
                                                              ===============   ===============

  20
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

CLASS A                            '01 SHARES      '01 AMOUNT     '00 SHARES      '00 AMOUNT
 Shares sold                       28,044,650    $1,155,390,494   23,770,053    $ 1,133,603,484
 Reinvestment of distributions      1,601,517        61,629,184    9,593,300        421,986,915
 Less shares repurchased           (21,806,196)    (882,794,607)  (22,676,815)   (1,082,389,510)
                                   -----------   --------------   -----------   ---------------
    Net increase                    7,839,971    $  334,225,071   10,686,538    $   473,200,889
                                   ===========   ==============   ===========   ===============
 CLASS B
 Shares sold                        5,581,366    $  225,403,594    6,611,006    $   311,717,272
 Reinvestment of distributions        109,682         4,130,620      912,544         39,440,020
 Less shares repurchased           (4,006,040)     (158,872,161)  (3,907,350)      (183,579,578)
                                   -----------   --------------   -----------   ---------------
    Net increase                    1,685,008    $   70,662,053    3,616,200    $   167,577,714
                                   ===========   ==============   ===========   ===============
 CLASS C
 Shares sold                        3,582,889    $  142,937,808    3,231,024    $   150,556,521
 Reinvestment of distributions         30,968         1,154,481      217,184          9,286,849
 Less shares repurchased           (1,705,603)      (66,511,310)  (1,220,601)       (56,610,151)
                                   -----------   --------------   -----------   ---------------
    Net increase                    1,908,254    $   77,580,979    2,227,607    $   103,233,219
                                   ===========   ==============   ===========   ===============
 CLASS Y
 Shares sold                        2,747,132    $  123,311,660      101,815    $     4,835,307
 Reinvestment of distributions         41,083         1,578,006       19,034            840,975
 Less shares repurchased             (461,594)      (18,609,160)     (96,745)        (4,608,535)
                                   -----------   --------------   -----------   ---------------
    Net increase                    2,326,621    $  106,280,506       24,104    $     1,067,747
                                   ===========   ==============   ===========   ===============

   The accompanying notes are an integral part of these financial statements. 21

PIONEER FUND
FINANCIAL HIGHLIGHTS 12/31/01

                                                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                         CLASS A                              12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
Net asset value, beginning of year                           $   44.26     $   47.60     $   43.30     $   34.95     $    26.89
                                                             ----------    ----------    ----------    ----------    ----------
Increase (decrease) from investment operations:
   Net investment income                                     $    0.18     $    0.16     $    0.18     $    0.21     $     0.30
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                           (5.11)        (0.14)         6.51          9.84           9.97
                                                             ----------    ----------    ----------    ----------    ----------
      Net increase (decrease) from investment operations     $   (4.93)    $    0.02     $    6.69     $   10.05     $    10.27
Distributions to shareowners:
   Net investment income                                         (0.16)        (0.12)        (0.17)        (0.21)         (0.31)
   Net realized gain                                             (0.30)        (3.24)        (2.22)        (1.49)         (1.90)
                                                             ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value                   $   (5.39)    $   (3.34)    $    4.30     $    8.35     $     8.06
                                                             ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                                 $   38.87     $   44.26     $   47.60     $   43.30     $    34.95
                                                             ==========    ==========    ==========    ==========    ==========
Total return*                                                   (11.13)%        0.12%        15.63%        29.00%         38.47%
Ratio of net expenses to average net assets+                      1.14%         1.11%         1.10%         1.09%          1.03%
Ratio of net investment income to average net assets+             0.43%         0.31%         0.39%         0.52%          0.93%
Portfolio turnover rate                                              6%           20%           10%            9%            17%
Net assets, end of year (in thousands)                       $6,140,520    $6,645,954    $6,638,130    $5,388,761    $3,991,726
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                   1.13%         1.09%         1.09%         1.08%          1.02%
   Net investment income                                          0.44%         0.33%         0.40%         0.53%          0.94%

*    Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
     return would be reduced if sales charges were taken into
     account.
+    Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND
FINANCIAL HIGHLIGHTS 12/31/01

                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                          CLASS B                              12/31/01     12/31/00     12/31/99     12/31/98    12/31/97(A)
Net asset value, beginning of year                             $  43.61     $  47.24     $  43.20     $  35.01      $ 27.02
                                                               --------     --------     --------     --------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  (0.12)    $  (0.18)    $  (0.12)    $  (0.04)     $  0.01
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                            (5.06)       (0.21)        6.38         9.72         9.99
                                                               --------     --------     --------     --------      -------
         Net increase (decrease) from investment operations    $  (5.18)    $  (0.39)    $   6.26     $   9.68      $ 10.00
Distributions to shareowners:
   Net investment income                                             --           --           --           --        (0.11)
   Net realized gain                                              (0.30)       (3.24)       (2.22)       (1.49)       (1.90)
                                                               --------     --------     --------     --------      -------
Net increase (decrease) in net asset value                     $  (5.48)    $  (3.63)    $   4.04     $   8.19      $  7.99
                                                               --------     --------     --------     --------      -------
Net asset value, end of year                                   $  38.13     $  43.61     $  47.24     $  43.20      $ 35.01
                                                               ========     ========     ========     ========      =======
Total return*                                                    (11.87)%      (0.75)%      14.63%       27.82%       37.19%
Ratio of net expenses to average net assets+                       1.99%        1.98%        1.98%        1.99%        1.92%
Ratio of net investment loss to average net assets+               (0.41)%      (0.56)%      (0.50)%      (0.41)%      (0.02)%
Portfolio turnover rate                                               6%          20%          10%           9%          17%
Net assets, end of year (in thousands)                         $680,820     $705,339     $593,145     $271,796      $53,010
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                    1.98%        1.96%        1.96%        1.96%        1.88%
   Net investment income (loss)                                   (0.40)%      (0.54)%      (0.48)%      (0.38)%       0.02%

(a)  The per share data presented above is based upon the average shares outstanding for the period presented.
*    Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
     return would be reduced if sales charges were taken into
     account.
+    Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND
FINANCIAL HIGHLIGHTS 12/31/01

                                                               YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                          CLASS C                               12/31/01     12/31/00    12/31/99(A)    12/31/98    12/31/97(A)
Net asset value, beginning of year                              $  43.15     $  46.76     $  42.76      $ 34.66       $ 26.74
                                                                --------     --------     --------      -------       -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  (0.06)    $  (0.12)    $  (0.09)     $ (0.04)      $  0.02
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                             (5.05)       (0.25)        6.31         9.63          9.89
                                                                --------     --------     --------      -------       -------
         Net increase (decrease) from investment operations     $  (5.11)    $  (0.37)    $   6.22      $  9.59       $  9.91
Distributions to shareowners:
   Net investment income                                              --           --           --           --         (0.09)
   Net realized gain                                               (0.30)       (3.24)       (2.22)       (1.49)        (1.90)
                                                                --------     --------     --------      -------       -------
Net increase (decrease) in net asset value                      $  (5.41)    $  (3.61)    $   4.00      $  8.10       $  7.92
                                                                --------     --------     --------      -------       -------
Net asset value, end of year                                    $  37.74     $  43.15     $  46.76      $ 42.76       $ 34.66
                                                                ========     ========     ========      =======       =======
Total return*                                                     (11.84)%      (0.72)%      14.68%       27.85%        37.25%
Ratio of net expenses to average net assets+                        1.94%        1.95%        1.96%        1.97%         1.87%
Ratio of net investment income (loss) to average net assets+       (0.37)%      (0.54)%      (0.49)%      (0.39)%        0.02%
Portfolio turnover rate                                                6%          20%          10%           9%           17%
Net assets, end of year (in thousands)                          $282,616     $240,792     $156,739      $47,389       $ 8,261
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                     1.93%        1.92%        1.93%        1.93%         1.83%
   Net investment income (loss)                                    (0.36)%      (0.51)%      (0.46)%      (0.35)%        0.06%

(a)  The per share data presented above is based upon the average shares outstanding for the period presented.
*    Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
     return would be reduced if sales charges were taken into
     account.
+    Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND
     FINANCIAL HIGHLIGHTS 12/31/01

                                            YEAR ENDED   YEAR ENDED   5/6/99 TO
                CLASS Y(A)                   12/31/01     12/31/00     12/31/99
 Net asset value, beginning of period        $  44.34     $ 47.62      $ 46.44
                                             --------     -------      -------
 Increase (decrease) from investment
    operations:
    Net investment income                    $   0.24     $  0.35      $  0.23
    Net realized and unrealized gain
      (loss) on investments and foreign
      currency transactions                     (5.02)      (0.14)        3.41
                                             --------     -------      -------
    Net increase (decrease) from
       investment operations                 $  (4.78)    $  0.21      $  3.64
 Distributions to shareowners:
    Net investment income                       (0.33)      (0.25)       (0.24)
    Net realized gain                           (0.30)      (3.24)       (2.22)
                                             --------     -------      -------
 Net increase (decrease) in net asset
    value                                    $  (5.41)    $ (3.28)     $  1.18
                                             --------     -------      -------
 Net asset value, end of period              $  38.93     $ 44.34      $ 47.62
                                             ========     =======      =======
 Total return*                                 (10.75)%      0.50%        8.00%
 Ratio of net expenses to average net
    assets+                                      0.72%       0.72%        0.72%**
 Ratio of net investment income (loss) to
    average net assets+                          0.84%       0.70%        0.73%**
 Portfolio turnover rate                            6%         20%          10%
 Net assets, end of period (in thousands)    $101,603     $12,566      $12,348
 Ratios assuming reduction for fees paid
    indirectly:
    Net expenses                                 0.70%       0.70%        0.71%**
    Net investment income                        0.86%       0.72%        0.74%**

 (a)  Class Y shares were first publicly offered on May 6, 1999.
 *    Assumes initial investment at net asset value at the
      beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
 **   Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 25

     PIONEER FUND
     NOTES TO FINANCIAL STATEMENTS 12/31/01

     1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Pioneer Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is reasonable income and growth of capital.

     The Fund offers four classes of shares -- Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

     The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

     A. SECURITY VALUATION

        Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have

     PIONEER FUND

        passed are recorded as soon as the Fund is informed of the ex dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

        Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     B. FOREIGN CURRENCY TRANSLATION

        The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

        Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

     C. FEDERAL INCOME TAXES

        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

        The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     PIONEER FUND
     NOTES TO FINANCIAL STATEMENTS 12/31/01                       (CONTINUED)

      The tax character of distributions paid during the year ended December 31, 2001 and 2000 were as follows:

                                                     2001           2000
         DISTRIBUTIONS PAID FROM:
           Ordinary Income                        $26,062,491   $ 47,127,179
           Long-Term capital gain                  54,884,233    488,248,456
           Return of Capital                               --             --
                                                  -----------   ------------
                               Total              $80,946,724   $535,375,635

      The following shows components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2001. The amounts do not include the capital loss carryforward.

                                                                   2001
         Undistributed ordinary income                        $      268,103
         Undistributed long-term gain                                     --
         Unrealized appreciation                               2,162,714,051
                                                              --------------
                               Total                          $2,162,982,154

      The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

      At December 31, 2001, the Fund reclassified $15,249 from accumulated undistributed net investment income to accumulated net realized loss on investments. This reclassification has no impact on the net asset value and is designed to present the Fund's capital accounts on a tax basis.

      D. FUND SHARES

         The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $2,092,928 in underwriting commissions on the sale of Fund shares during the year ended December 31, 2001.

      E. CLASS ALLOCATIONS

         Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund,

     PIONEER FUND

     respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

     2. MANAGEMENT AGREEMENT

     Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/-0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Fund Index. The performance comparison is made for a 36-month rolling period. For the year ended December 31, 2001, the aggregate performance adjustment resulted in an increase to management fees of $4,752,269, resulting in a management fee equivalent to 0.66% of the Fund's average daily net assets.

     In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2001, $3,560,196 was payable to PIM related to management fees, administrative fees and certain other services.

     3. TRANSFER AGENT

     PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is

     PIONEER FUND
     NOTES TO FINANCIAL STATEMENTS 12/31/01                       (CONTINUED)

     $1,259,842 in transfer agent fees payable to PIMSS at December 31, 2001.

     4. DISTRIBUTION PLANS

     The Fund adopted a Plan of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $2,115,087 in distribution fees payable to PFD at December 31, 2001.

     In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2001, CDSCs in the amount of $2,379,199 were paid to PFD.

     5. EXPENSE OFFSETS

     The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2001, the Fund's expenses were reduced by $945,219 under such arrangements.

     PIONEER FUND

     6. LINE OF CREDIT

     The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2001, the Fund had no borrowings under this agreement.

     7. AFFILIATED COMPANIES

     The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of December 31, 2001:

                                     CHART

                                               DIVIDEND
     AFFILIATES        PURCHASES    SALES       INCOME        VALUE
---------------------  ---------   --------   ----------   -----------
John Wiley & Sons,
  Inc................   $   --      $   --    $1,799,616   $80,746,032

     PIONEER FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

     TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF
     PIONEER FUND:
   -----------------------------------------------------------------------------
     We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Fund (the Fund) as of December
     31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

     ARTHUR ANDERSEN LLP

     Boston, Massachusetts
     February 15, 2002

     PIONEER FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
   INVESTMENT ADVISER
   Pioneer Investment Management, Inc.

   CUSTODIAN
   Brown Brothers Harriman & Co.

   INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP

   PRINCIPAL UNDERWRITER
   Pioneer Funds Distributor, Inc.

   LEGAL COUNSEL
   Hale and Dorr LLP

   SHAREOWNER SERVICES AND TRANSFER AGENT
   Pioneer Investment Management Shareholder Services, Inc.

   TRUSTEES AND OFFICERS

   The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 59 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston Massachusetts 02109.

   The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

      --------------------------------------------------------------------------------
      INTERESTED TRUSTEES
         NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH OF SERVICE
      John F. Cogan, Jr. (75)*      Chairman of the   Trustee since 1982.
                                    Board, Trustee    Serves until retirement or
                                    and President     removal.

      * Mr. Cogan is an interested trustee because he is an officer or director of the
        Fund's investment advisor and certain of its affiliates.
      --------------------------------------------------------------------------------
      Daniel T. Geraci (44)**       Trustee and       Trustee since October, 2001.
                                    Executive Vice    Serves until retirement or
                                    President         removal.

      ** Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

      --------------------------------------------------------------------------------
      INDEPENDENT TRUSTEES
         NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH OF SERVICE
      Mary K. Bush (53)             Trustee           Trustee since 1997.
      4201 Cathedral Avenue, NW,                      Serves until retirement or
      Washington, DC, 20016                           removal.

      --------------------------------------------------------------------------------
      Richard H. Egdahl, M.D. (75)  Trustee           Trustee since 1992.
      Boston University Healthcare                    Serves until retirement or
      Entrepreneurship Program,                       removal.
      53 Bay State Road,
      Boston, MA 02215

      --------------------------------------------------------------------------------
      Margaret B.W. Graham (54)     Trustee           Trustee since 1990.
      1001 Sherbrooke Street West,                    Serves until retirement or
      Montreal, Quebec, Canada                        removal.

      ------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD
      Deputy Chairman and a Director of Pioneer    Director of Harbor Global Company, Ltd.
      Global Asset Management S.p.A. (PGAM);
      Non-Executive Chairman and a Director of
      Pioneer Investment Management USA Inc.
      (PIM-USA); Chairman and a Director of
      Pioneer; President of all of the Pioneer
      Funds; and Of Counsel (since 2000, Partner
      prior to 2000), Hale and Dorr LLP (counsel
      to PIM-USA and the Pioneer Funds)
      ------------------------------------------------------------------------------------
      Director and CEO-US of PGAM since November   None
      2001; Director, Chief Executive Officer and
      President of PIM-USA since October 2001;
      Director of Pioneer Funds Distributor, Inc.
      and Pioneer Investment Management
      Shareholder Services, Inc. since October
      2001; President and a Director of Pioneer
      and Pioneer International Corporation since
      October 2001; Executive Vice President of
      all of the Pioneer Funds since October
      2001; President of Fidelity Private Wealth
      Management Group from 2000 through October
      2001; and Executive Vice
      President-Distribution and Marketing of
      Fidelity Investments Institutional Services
      and Fidelity Investments Canada Ltd. prior
      to 2000

      ------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD
      President, Bush & Co. (international         Director and/or Trustee of Brady
      financial advisory firm)                     Corporation (industrial identification
                                                   and specialty coated material products
                                                   manufacturer), Mastec Inc.
                                                   (communications and energy
                                                   infrastructure), Mortgage Guaranty
                                                   Insurance Corporation, R.J. Reynolds
                                                   Tobacco Holdings, Inc. (tobacco) and
                                                   Student Loan Marketing Association
                                                   (secondary marketing of student loans)
      ------------------------------------------------------------------------------------
      Alexander Graham Bell Professor of Health    None
      Care Entrepreneurship, Boston University;
      Professor of Management, Boston University
      School of Management; Professor of Public
      Health, Boston University School of Public
      Health; Professor of Surgery, Boston
      University School of Medicine; University
      Professor, Boston University
      ------------------------------------------------------------------------------------
      Founding Director, The Winthrop Group, Inc.  None
      (consulting firm); Professor of Management,
      Faculty of Management, McGill University

      --------------------------------------------------------------------------------
      INDEPENDENT TRUSTEES
         NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH OF SERVICE
      Marguerite A. Piret (53)      Trustee           Trustee since 1982.
      One Boston Place, 26th                          Serves until retirement or
      Floor,                                          removal.
      Boston, MA 02108

      --------------------------------------------------------------------------------
      Stephen K. West (73)          Trustee           Trustee since 1993.
      125 Broad Street,                               Serves until retirement or
      New York, NY 10004                              removal.

      --------------------------------------------------------------------------------
      John Winthrop (65)            Trustee           Trustee since 1985.
      One North Adgers Wharf,                         Serves until retirement or
      Charleston, SC 29401                            removal.

      --------------------------------------------------------------------------------
      FUND OFFICERS
         NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH OF SERVICE
      Joseph P. Barri (55)          Secretary         Since 1973.
                                                      Serves at the discretion of
                                                      Board.
      --------------------------------------------------------------------------------
      Dorothy E. Bourassa (54)      Assistant         Since November, 2000.
                                    Secretary         Serves at the discretion of
                                                      Board.

      --------------------------------------------------------------------------------
      Vincent Nave (56)             Treasurer         Since November, 2000.
                                                      Serves at the discretion of
                                                      Board.

      --------------------------------------------------------------------------------
      Luis I. Presutti (36)         Assistant         Since November, 2000.
                                    Treasurer         Serves at the discretion of
                                                      Board.

      --------------------------------------------------------------------------------
      John F. Daly III (36)         Assistant         Since November, 2000.
                                    Treasurer         Serves at the discretion of
                                                      Board.

      ------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD
      President, Newbury, Piret & Company, Inc.    Director, Organogenesis Inc. (tissue
      (merchant banking firm)                      engineering company)

      ------------------------------------------------------------------------------------
      Of Counsel, Sullivan & Cromwell (law firm)   Director, Dresdner RCM Global Strategic
                                                   Income Fund, Inc. and The Swiss
                                                   Helvetia Fund, Inc. (closed-end
                                                   investment companies), AMVESCAP PLC
                                                   (investment managers) and First ING
                                                   Life Insurance Company of New York
      ------------------------------------------------------------------------------------
      President, John Winthrop & Co., Inc.         Director of NUI Corp. (energy sales,
      (private investment firm)                    services and distribution)

      ------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD
      Partner, Hale and Dorr LLP; Secretary of     None
      all of the Pioneer Funds
      ------------------------------------------------------------------------------------
      Secretary of PIM-USA; Senior Vice            None
      President-Legal of Pioneer; and Secretary/
      Clerk of most of PIM-USA's subsidiaries
      since October 2000; Assistant Secretary of
      all of the Pioneer Funds since November
      2000; Senior Counsel, Assistant Vice
      President and Director of Compliance of
      PIM-USA from April 1998 through October
      2000; Vice President and Assistant General
      Counsel, First Union Corporation from
      December 1996 through March 1998
      ------------------------------------------------------------------------------------
      Vice President-Fund Accounting and Custody   None
      Services of Pioneer (Manager from September
      1996 to February 1999); and Treasurer of
      all of the Pioneer Funds (Assistant
      Treasurer from June 1999 to November 2000)
      ------------------------------------------------------------------------------------
      Assistant Vice President-Fund Accounting,    None
      Administration and Custody Services of
      Pioneer (Fund Accounting Manager from 1994
      to 1999); and Assistant Treasurer of all of
      the Pioneer Funds since November 2000
      ------------------------------------------------------------------------------------
      Global Custody and Settlement Division
      Manager of PIM-USA; and Assistant Treasurer
      of all of the Pioneer Funds since November
      2000

    HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   PIMSS, Inc.
   P.O. Box 9014
   Boston, Massachusetts 02208-9014

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS              ASK.PIONEER@PIONEERINVEST.COM

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                WWW.PIONEERFUNDS.COM

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.

PIONEER LOGO

PIONEER INVESTMENT MANAGEMENT, INC.                                11064-00-0202

60 STATE STREET                                G PIONEER FUNDS DISTRIBUTOR, INC.

BOSTON, MASSACHUSETTS 02109                  UNDERWRITER OF PIONEER MUTUAL FUNDS

WWW.PIONEERFUNDS.COM                      RECYCLE LOGO PRINTED ON RECYCLED PAPER